UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2005

CIRCUIT CITY CREDIT CARD MASTER TRUST

(Exact name of registrant as specified in its charter)

Laws of the United States	33-99362	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

White Clay Center Building 200 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

302/575-5000

Registrant’s telephone number, including area code

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Registrant is filing this Amendment No. 1 to its Form 8-K (originally filed with the Securities and Exchange Commission on April 15, 2005) solely to correct errors in Exhibits 99.1, 99.2 and 99.3 under Item 9.01(c). Unaffected items have not been repeated in this Amendment No. 1 and no other changes have been made.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description
99.1	Excess Spread Analysis

99.2	Series 2002-1 Certificateholders Statement for the month of March 2005.

99.3	Series 2003-2 Certificateholders Statement for the month of March 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRCUIT CITY CREDIT CARD MASTER TRUST

CHASE BANK USA, NATIONAL ASSOCIATION as Servicer

By:	/s/ Patricia M. Garvey
Name:	Patricia M. Garvey
Title:	Vice President

Date: June 2, 2005

CIRCUIT CITY CREDIT CARD MASTER TRUST

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Excess Spread Analysis

99.2	Series 2002-1 Certificateholders Statement for the month of March 2005.

99.3	Series 2003-2 Certificateholders Statement for the month of March 2005.